UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

(AMENDMENT NO.    )

Filed by the Registrant  ☒                            Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

Targa Resources Corp.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

TARGA RESOURCES CORP.

Important Notice Regarding the Availability of Proxy Materials for the

Annual Meeting of Stockholders to be held on May 25, 2021

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet or by mail. We encourage you to access and review all of the important information contained in the proxy materials before voting.

The Notice and Proxy Statement and Annual Report to Stockholders are available at www.viewproxy.com/Targa/2021.

If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before May 18, 2021 to facilitate timely delivery.

Important information regarding the Internet availability of the Company’s proxy materials, instructions for accessing your proxy materials and voting online and instructions for requesting paper or e-mail copies of your proxy materials are provided on the reverse side of this Notice.

You may also vote in person at the 2021 Annual Meeting.

To the Stockholders of TARGA RESOURCES CORP.

Notice is hereby given that the Annual Meeting of Stockholders of TARGA RESOURCES CORP. will be held on May 25, 2021 at 8:00 a.m. CDT at 811 Louisiana Street, Suite 2100, Houston, TX 77002 for the following purposes:

1.	To elect the five Class II Directors named in this proxy statement, each to serve until the 2024 annual meeting of stockholders:

01 Beth A. Bowman 02 Lindsey M. Cooksen 03 Robert B. Evans 04 Joe Bob Perkins 05 Ershel C. Redd Jr.

2.	To ratify the selection of PricewaterhouseCoopers LLP as the Company’s independent auditors for 2021.

3.	To approve, on an advisory basis, the compensation of the Company’s named executive officers for the fiscal year ended December 31, 2020.

4.	To approve an amendment to the Company’s Amended and Restated Certificate of Incorporation to increase the number of shares of common stock authorized for issuance to 450,000,000 shares.

The Board of Directors recommends a vote FOR each of the nominees listed in Item 1 and FOR Items 2, 3 and 4.

The Securities and Exchange Commission rules permit us to make our proxy materials available to our stockholders via the Internet.

Material for this annual meeting and future meetings may be requested by one of the following methods:

Go to www.viewproxy.com/Targa/2021. Have the 11-digit control number available when you access the website and follow the instructions.
877-777-2857 TOLL FREE
requests@viewproxy.com

*  If requesting material by e-mail, please send a blank e-mail with the company name and your 11-digit control number (located below) in the subject line. No other requests, instructions or other inquiries should be included with your e-mail requesting material.

You must use the 11-digit control number located in the box below to vote via Internet or to request proxy materials.

CONTROL NO.

TARGA RESOURCES CORP.

811 Louisiana Street,

Suite 2100

Houston, Texas 77002

PROXY MATERIALS AVAILABLE TO VIEW OR RECEIVE

The following proxy materials are available to you to review:

• The Company’s 2020 Annual Report

• The Company’s Notice and 2021 Proxy Statement

HOW TO ACCESS YOUR PROXY MATERIALS

View Online:

Have your 11-digit control number in hand and visit

http://www.viewproxy.com/Targa/2021

Request and Receive a Paper or E-Mail Copy:

By Internet:   http://www.viewproxy.com/Targa/2021

By Telephone:   1-877-777-2857 TOLL FREE

By E-Mail:   requests@viewproxy.com. Please include “Targa Resources Corp.” and your 11-digit control number in the subject line; do not include any other text or message in the e-mail.

VOTING METHODS

Via Internet: Go to http://www.AALvote.com/TRGP

Have your 11-digit control number available and follow the prompts.

Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned a proxy card.

Via Mail: Request a paper copy of the materials which includes a proxy card. Follow the instructions on the proxy card for voting by mail.

Via Telephone: Request a paper copy of the materials, which includes a proxy card. Follow the instructions on the proxy card for voting by telephone.

In Person: You may vote your shares in person at the 2021 Annual Meeting. Follow the instructions in the proxy statement for voting in person. For directions to the 2021 Annual Meeting, please call 713-584-1000.